Subsequent Events	12 Months Ended
Dec. 28, 2013
Subsequent Events

(23) Subsequent Events

On January 17, 2014, Summit Materials and Summit Materials Finance Corp. issued and sold $260.0 million aggregate principal amount of their 10.5% Senior Notes due 2020 (the “Additional Notes”), which mature on January 31, 2020, pursuant to an indenture governing the $250.0 million aggregate principal amount of 10.5% Senior Notes due 2020 that were issued on January 30, 2012 (the “Existing Notes”). The Additional Notes are treated as a single series with the Existing Notes and have substantially the same terms as those of the Existing Notes. The Additional Notes and the Existing Notes will vote as one class under the Indenture. In addition, on January 16, 2014, the Senior Secured Credit Agreement was amended to allow for the issuance of the Additional Notes.

On January 17, 2014, the Company completed its acquisition of Alleyton Resource Corporation, a Texas corporation, and Colorado Gulf, LP, a Texas limited partnership, and certain real property from Barten Shepard Investments, LP, a Texas limited partnership (“BSI”), collectively, referred to as “Alleyton”, for approximately $179.25 million, with an additional $30.75 million in deferred and contingent payments. The Alleyton acquisition consideration was funded through a portion of the net proceeds from the issue and sale of the Additional Notes.

Continental Cement Company, L.L.C. [Member]
Subsequent Events
(14)	Subsequent Events

On January 17, 2014, Summit Materials and Summit Materials Finance Corp. issued and sold an additional $260.0 million aggregate principal amount of their 10.5% Senior Notes due 2020, which mature on January 31, 2020, pursuant to an indenture which also governs the $250.0 million aggregate principal amount of 10.5% Senior Notes due 2020 that were issued on January 30, 2012. As a result, the Company’s guarantee of the Senior Notes increased by the additional $260.0 million of notes issued to $510.0 million.